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                                                                      EXHIBIT 24

                       ASSISTANT SECRETARY'S CERTIFICATE


     The undersigned Assistant Secretary of Grubb & Ellis Company, a Delaware corporation, hereby certifies that the following resolutions were duly adopted by the Board of Directors of Grubb & Ellis Company at a meeting duly held on September 12, 2000 and are currently in full force and effect:

               WHEREAS, John G. Orrico and Maureen A. Ehrenberg, Members of the Office of the President of Grubb & Ellis Company, a Delaware corporation (the "Company"), and Blake W. Harbaugh, Senior Vice President and Chief Financial Officer, may not be available to sign the Company's Annual Report on Form 10-K for the 2000 fiscal year on behalf of the Company (the "Form 10-K").

               NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Company hereby authorizes the appointment of the following Corporate Officers to act as the attorneys with full power of substitution for Messrs. Orrico and Harbaugh and Ms. Ehrenberg for the specific purpose of signing and filing with the Securities and Exchange Commission, on behalf of each such person as officer of the Company, the Company's Annual Report on Form 10-K and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such filings or amendments or supplements thereto and hereby ratifies all that said attorneys or any of them may do or have done in the past in connection with such powers of attorney:

     Brian D. Parker     Member of the Office of the President and Executive
                         Vice President
     Robert J. Walner    Senior Vice President and Corporate Secretary
     Donald D. Olinger   Vice President and Treasurer

               RESOLVED FURTHER, that the appropriate Corporate Officers, and each of them, are hereby authorized and directed to do any and all things, including the execution of any and all documents, that they, and each of them, shall deem necessary or appropriate to effectuate the foregoing resolution; provided, that nothing herein shall be construed to permit authority for any actions which are reserved for the Board of Directors or the stockholders of the Company pursuant to the Certificate of Incorporation and the Bylaws.


Dated: September 22, 2000                         /s/ Carol M. Vanairsdale
                                                  ------------------------
                                                  Carol M. Vanairsdale
                                                  Assistant Secretary

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                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                          ANNUAL REPORT ON FORM 10-K


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Brian D. Parker, Robert J. Walner and Donald D. Olinger, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2000 and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 12/th/ day of September, 2000.


/s/ R. David Anacker                    /s/ Reuben S. Leibowitz
----------------------------------      ----------------------------------------
R. David Anacker                        Reuben S. Leibowitz


/s/ Robert J. McLaughlin
----------------------------------      ________________________________________
Robert J. McLaughlin                    John D. Santoleri


/s/ Joe F. Hanauer                      /s/ C. Michael Kojaian
----------------------------------      ----------------------------------------
Joe F. Hanauer                          C. Michael Kojaian


/s/ Sidney Lapidus                      /s/ Todd Williams
----------------------------------      ----------------------------------------
Sidney Lapidus                          Todd Williams

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

                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                          ANNUAL REPORT ON FORM 10-K


     Each of the undersigned Members of the Office of the President of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Brian D. Parker, who is also a Member of the Office of the President; Robert J. Walner; and Donald D. Olinger; jointly and severally, their attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in their capacity as Members of the Office of the President of the Company, the Company's Annual Report on Form 10-K for the 2000 fiscal year and any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments or supplements thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, I have signed these presents this 12/th/ day of September, 2000.



/s/ John G. Orrico                      /s/ Maureen A. Ehrenberg
---------------------------------       ----------------------------------------
John G. Orrico                          Maureen A. Ehrenberg
Member of the Office of the President   Member of the Office of the President

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